LITMAN GREGORY FUNDS TRUST

(the “Trust”)

Supplement dated March 9, 2023 to the Statements of Additional Information (the “SAI”) of the Litman Gregory Funds Trust (the “Trust”) dated January 21, 2022 and April 29, 2022, as revised and supplemented

Notice to Existing and Prospective Shareholders:

Effective March 8, 2023, Jeremy L. DeGroot no longer serves as Chairman of the Board of Trustees (the “Board”), Trustee and President of the Trust. The Board, including all of the Independent Trustees, meaning the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has elected Julie Allecta as Chairperson of the Board. Ms. Allecta is an Independent Trustee and previously served as the Trust’s Lead Independent Trustee. Additionally, the Board, including all of the Independent Trustees, has appointed Jeffrey K. Seeley as the President of the Trust. Mr. Seeley is an Interested Trustee, meaning a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act. The Board also appointed Philippe Uzan as an Interested Trustee. Mr. Uzan is the Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner, the ultimate parent company of iM Global Partner Fund Management, LLC, the investment adviser to the Trust (the “Advisor”).

Each of these changes is intended to fill vacancies arising from Mr. DeGroot’s resignation. All references to Mr. DeGroot with respect to his roles as Chairman of the Board, Trustee and President of the Trust are hereby removed from the SAI. Mr. DeGroot will continue in his roles as Portfolio Manager of the iMGP Alternative Strategies Fund and Co-Portfolio Manager of the iMGP Global Select Fund, iMGP International Fund, the iMGP High Income Alternatives Fund, iMGP SBH Focused Small Value Fund and iMGP Oldfield International Value Fund.

In addition, the Board, including all of the Independent Trustees, has appointed John Coughlan as the Secretary of the Trust. Mr. Coughlan is also the Treasurer and Chief Compliance Officer of the Trust.

The following information replaces the table for Independent Trustees in the section entitled “Board of Trustees” in the SAI:

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Julie Allecta 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1946)	Chairperson of the Board, Independent Trustee	Open-ended term; Trustee since June 2013	Member of Governing Council and Policy Committee, Independent Directors Council (education for investment company independent directors) since 2014; and Retired Partner, Paul Hastings LLP (law firm), active member from 1999 to 2009.	10	Forward Funds (mutual funds) (4 portfolios) Salient MF Trust (mutual funds) (1 portfolio) Salient Midstream & MLP Fund (closed-end fund) (1 portfolio)

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Thomas W. Bird 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1957)	Independent Trustee	Open-ended term; served since May 2021	Founder, Chief Executive Officer and Director, Bird Impact LLC (impact investment vehicle) since 2016; Founder, Chairman and Chief Investment Officer, FARM Group (impact not-for-profit organization) since 1998; Board Member, Sonen Capital LLC (impact asset management firm) 2016 - 2020.	10	Sonen Capital LLC (asset management); One Summit (not-for-profit organization)

Jennifer M. Borggaard 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Independent Trustee	Open-ended term; served since May 2021	Co-Founder and Partner, AlderBrook Advisors (management consulting) since 2019; Member, Advisory Committee, Polen Capital (investment advisor) since 2018; Senior Vice President, Affiliated Managers Group, Inc. (asset management) 2007-2017.	10	BroadStreet Partners Inc. (insurance); BNY Mellon Charitable Gift Fund (donor advised fund); Anchor Capital Advisors LLC (asset management); Boston Financial Management, LLC (asset management)

Jonathan W. DePriest 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1968)	Independent Trustee	Open-ended term; served since May 2021	Consultant (financial services) since 2022; General Counsel, ApplePie Capital, Inc. (franchise financing) 2019-2021; Executive Vice President and General Counsel, Salient Partners, L.P. (asset management) 2015-2019.	10	None

Frederick A. Eigenbrod, Jr., Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1941)	Independent Trustee	Open-ended term; served since inception	Vice President, RoutSource Consulting Services (organizational planning and development) since 2002.	10	None

Harold M. Shefrin, Ph.D. 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1948)	Independent Trustee	Open-ended term; served since February 2005	Professor, Department of Finance, Santa Clara University since 1979.	10	SA Funds – Investment Trust (mutual funds) (10 portfolios)

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

The following information replaces the table for Interested Trustees & Officers in the section entitled “Board of Trustees” in the SAI:

Interested Trustees & Officers

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/ Officer During Past Five Years

Jeffrey K. Seeley** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1969)	Trustee and President	Open-ended term; Trustee since May 2021; President since March 2023.	Deputy Chief Executive Officer, U.S. Chief Operating Officer and Head of Distribution, iM Global Partner US, LLC since 2018; Chief Compliance Officer of iM Global US Distributors, LLC since 2019; Head of Distribution Resource Securities from 2017-2018; and Head of Distribution and Sales, BP Capital Fund Advisors from 2015-2017.	10	None

Philippe Uzan** 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1970)	Trustee	Open-ended term; served since March 2023.	Deputy Chief Executive Officer and Chief Investment Officer Asset Management of iM Global Partner since February 2020; Chief Executive Officer of UP Quantamental from June 2019 to January 2020; Chief Investment Officer and Member of Executive Committee of Edmond de Rothschild Asset Management from December 2011 to March 2019.	1	iM Global Partner Asset Management; iM GP SICAV (investment vehicle); Syz Capital (asset management)

John M. Coughlan 1676 N. California Blvd., Suite 500 Walnut Creek, CA 94596 (born 1956)	Treasurer, Secretary and Chief Compliance Officer	Open-ended term; served as Treasurer since inception, Secretary since March 2023 and as Chief Compliance Officer from September 2004 to April 2022 and from January 2023 to present.	Chief Operating Officer and Chief Compliance Officer of the Advisor since 2004.	N/A	None

**	Denotes Trustees who are “interested persons” of the Trust, as such term is defined under the 1940 Act, because of their relationship with the Advisor (the “Interested Trustees”).

Please keep this Supplement with your SAI.